Exhibit 10.1.50

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Statement of Work #4

To the 2Ku In-Flight Connectivity Services Agreement

Between

Delta Air Lines, Inc. and Gogo LLC

Dated April 1, 2015

Statement of Work Date: March 13th, 2017

This Statement of Work #4 (the “Statement of Work”) is entered into as of the date set forth above (the “Effective Date”), and is pursuant to the 2Ku In-Flight Connectivity Services Agreement between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Contractor”) dated April 1, 2015 (as amended, the “Agreement”), where the Statement of Work is subject to and incorporates by reference the provisions of the Agreement. Capitalized terms used without definition in this Statement of Work have the meanings assigned to them in the Agreement. To the extent there is any contradiction, inconsistency or ambiguity between the terms of this Statement of Work and the Agreement, this Statement of Work will govern.

WHEREAS, Delta and Contractor are parties to the Agreement under which Contractor provides installation of certain equipment and provision of services related to Contractor’s 2Ku Connectivity Services;

WHEREAS, Delta and Contractor desire to provide for 2Ku Connectivity Services on certain Fleet Type A/C;

NOW, THEREFORE, in consideration of the foregoing premises and covenants contained herein, Delta and Contractor agree as follows:

1. Addition of Existing Fleet Type A/C. Pursuant to Section 2.3 of the Agreement, the A/C listed in the chart below shall be added to the Agreement as Existing Fleet Type A/C:

[***]

2. Effectiveness. This Statement of Work #4 will be effective as of the Effective Date.

Signature Page Follows

IN WITNESS WHEREOF, the parties have caused this Statement of Work #4 to be executed by their duly authorized representatives as of the Effective Date.

Delta:		Contractor:

DELTA AIR LINES, INC., a Delaware corporation		GOGO LLC, a Delaware limited liability company

By:	/s/ Jerry Rose	By:	/s/ Michael Small

Name: Jerry Rose	Name: Michael Small
Title: General Manager, SCM	Title: President and CEO

Date:	Date:	May 4, 2017

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